                                                                     Exhibit 4.1

COMMON STOCK                                                      COMMON STOCK

PAR VALUE $.01                                                    PAR VALUE $.01
                                                               CUSIP 053499 10 9
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                  [AVAYA LOGO]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This certifies that


is the owner of

                              CERTIFICATE OF STOCK

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Avaya Inc., transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned properly by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
                   THE BANK OF NEW YORK

By                         Transfer Agent
                           and Registrar  Pamela F. Craven Donald K. Peterson
                    Authorized Signature  VICE PRESIDENT   PRESIDENT AND CHIEF
                                          AND SECRETARY    EXECUTIVE OFFICER
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                                   AVAYA INC.

          THE CORPORATION WILL FURNISH WITHOUT CHARGER TO EACH STOCKHOLDER WHO WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT- ........Custodian..........
                                                     (Cust)            (Minor)

TEN ENT - as tenant by the entireties              under Uniform Gifts to Minors

JT TEN  - as joint tenants with right              Act..........................
          of survivorship and not as                         (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.

     NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the Certificate. In every particular, without alteration or enlargement or any change whatever.

For value received, _______________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 INDENTIFICATION NUMBER OF ASSIGNEE

 ................................................................................

 ................................................................................
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE

 ................................................................................

 ................................................................................

 ..........................................................................Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint..............................................

 ........................................................................Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      ..................................


                                     X ________________________________________


                                     X ________________________________________
                                     THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                     ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                     STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                     AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                     APPROVED SIGNATURE GUARANTEE MEDALLION
                                     PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN AVAYA INC. AND THE BANK OF NEW YORK, DATED AS OF SEPTEMBER 29, 2000, AS AMENDED FROM TIME TO TIME (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF AVAYA INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. AVAYA INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) MAY BECOME NULL AND VOID.